EXHIBIT 32


                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Patapsco Bancorp, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                              By: /s/ Joseph J. Bouffard
                                  ----------------------------------------------
                                  Name:    Joseph J. Bouffard
                                  Title:   President and Chief Executive Officer



                              By: /s/ Michael J. Dee
                                  --------------------------------------------
                                  Name:    Michael J. Dee
                                  Title:   Senior-Vice President and
                                           Chief Financial Officer


Date:  November 10, 2005